Principal Funds, Inc.

Supplement dated June 18, 2018
to the Statutory Prospectus dated December 31, 2017
(as supplemented on March 16, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARIES FOR THE FUNDS LISTED BELOW
Blue Chip Fund
Preferred Securities Fund

On June 12, 2018, the Board of Directors of Principal Funds, Inc. (“PFI”) approved the redemption and termination of Class T Shares. Effective June 15, 2018, Class T Shares of the Fund will no longer be available for purchase, and the Distribution and/or Service (12b-1) Fees for Class T will be eliminated. Following the close of business on or about August 24, 2018, Class T Shares of the Fund will be redeemed at net asset value without the imposition of a sales charge or any other charge, proceeds will be sent to shareholders of record, and the share class will terminate.

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